Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies
36. Commitments and contingencies
Commitments for internet data center (IDC) service fee
The Group entered into
non-cancelable
IDC service agreements. The related expenses were RMB2,494 million, RMB2,864 million and RMB2,236 million for the years ended December 31, 2019, 2020 and 2021, respectively, and were charged to the consolidated statements of operations and comprehensive income/(loss) when incurred. Future minimum payments under these non-cancelable
agreements with initial terms of one year or more consist of the following:

As of December 31, 2021
(RMB in millions)
2022	958
2023	817
2024	779
2025	354
2026	327
2027 and thereafter	2,263

5,498

Capital commitments
The Group’s capital commitments primarily relate to commitments on construction and purchase of office building and warehouses. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB10,207 million as of December 31, 2021. All of these capital commitments will be fulfilled in the following years according to the construction progress.
Investment commitments
The Group’s investment commitments primarily related to capital contribution obligation for the investments in Dada, China Logistics Property Holdings Co., Ltd. (“CNLP”) and certain fund investments. Total investment commitments contracted but not yet reflected in the consolidated financial statements amounted to
RMB14,915 million as of December 31, 2021.
Long-term debt obligations
The Group’s long-term debt obligations include unsecured senior notes. The amounts exclude the corresponding interest payable. The expected repayment schedule of the unsecured senior notes have been disclosed in Note 17.
Legal proceedings
From time to time, the Group is subject to legal proceedings and claims in the ordinary course of business. Third parties assert patent infringement claims against the Group from time to time in the form of letters, lawsuits and other forms of communication. In addition, from time to time, the Group receives notification from customers claiming that they are entitled to indemnification or other obligations from the Group related to infringement claims made against them by third parties. Litigation, even if the Group is ultimately successful, can be costly and divert management’s attention away from the day-to-day
operations of the Group. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2020 and 2021.
Purchase commitments
The Group’s purchase commitments primarily relate to purchase of products. Total purchase commitments contracted but not yet reflected in the consolidated financial statements as of December 31, 2021 represented less than 1%
of total net revenues of the Group for the year ended December 31, 2021.